SenSyTech, Inc. Investment Highlights July 2003

Safe Harbor Statement With the exception of historical information, the statements set forth in this presentation include forward- looking statements that involve risk and uncertainties. The company wishes to caution that a number of important factors could cause actual results to differ materially from those forward-looking statements. These and other factors which could cause actual results to differ materially from those in the forward-looking statement are discussed in the company's filing with the Securities and Exchange Commission, including its filings on form S-1.

Corporate History

1972	1982	1998	2001	Current
Founded as S.T. Research	S.T. Research	Daedalus merger to form SenSyTech, Inc. S. K. Rockwell led recapitalization / business reorganization	Acquired Active Systems Division of FEL, Inc.	Acquired FEL, Inc. (02)
				Communications Data-Links
				Anti-Submarine Warfare
			Active Electronic Warfare	Active Electronic Warfare
		Airborne Imaging	Airborne Imaging	Airborne Imaging
	Passive Electronic Warfare	Passive Electronic Warfare	Passive Electronic Warfare	Passive Electronic Warfare
Communications Signals Intelligence	Communications Signals Intelligence	Communications Signals Intelligence	Communications Signals Intelligence	Communications Signals Intelligence

Locations

Business Segments Communications Defense Systems Imaging Provides Communications Intelligence (COMINT) Provides Imaging Intelligence (IMINT) Provides Signals Intelligence (SIGINT) and Electronic Intelligence (ELINT) Signals Collection and Analysis

Defense Systems Group Passive Electronic Warfare Systems - SIGINT 'Able to receive and identify a threat before they can see you' Mobile Surveillance System WBR-2000 HOWEVER, if you are seen.... WBR-2000

Defense Systems Group (continued) Active Electronic Warfare Systems Able to confuse/ deceive radar guided weapons Radar guided weapons simulation Radar and Threat Simulation Pod

Defense Systems Group (continued) Anti Submarine Warfare Surface Ship Torpedo Defense System (SSTD) SSTD System (25A)

Protecting the Fleet

SSTD in the U.S. Navy





Destroyers (53)
DD & DDG



Amphibious Assault (32)
AGF, LCC, LHD, LPD, LSD and MCS



Cruisers (24)
CG & CGN



Carriers (12)
CV & CVN



Frigates (25)
FFG

Fleet Support Ship (9)
AO, AOE, AE and TAO

SSTD Future... By FY2013, cumulative revenues estimated to be $650M SSTD International Navies Ships: 200 Value: $250M USD US Navy WSQ-11 Ships: 76 - 112 Value: $250M USD US Navy Small Deck Solution Sea Defender Ships: 190 Value: $150M USD 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 Major Upgrade International Systems LRIP 35 Systems 207 Systems 8 Systems 10 Systems 4 Systems Design Contract 39 Systems Major Upgrade $68.2 M $45.0 M

Defense Systems Group (continued) Communications Data-links Q-4 Shipboard Radio Terminal Set Provides Over The Horizon Communication Capability Integrating A Variety Of Platforms; Anti-submarine Warfare (ASW) Anti-ship Surveillance & Targeting (ASST) Search & Rescue (SAR) Naval Gunfire Support (NGFS) Communication Relay (COMREL)

Communications Group Satellite Communications Exploitation - COMINT Exploit sophisticated communications systems for National Defense Custom Electronics & Software Products

Imaging Group Proven Dual-use Technology For Homeland Security Airborne IR Scanners Airborne Multi-spectral Scanners Airborne Cameras

Financial Overview

Communications Defense Systems Group Imaging Group Revenue (9 Mos. Ended 6/30 2002) 0.676 0.135 0.189 Communications Defense Systems Group Imaging Group Revenue (9 Mos. Ended 6/30 2002) 0.213 0.656 0.131 Business Segments Communications 32.5% ($10.5M) Imaging 11.6% ($3.8M) Defense Systems 55.9% ($18.0M) Revenue FY02 $3.7M: Communications 67.6% ($2.5M) Imaging 18.9% ($0.7M) Defense Systems 13.5% ($0.5M) FY02 $32.3M: EBIT Communications Defense Systems Group Imaging Group Revenue (9 Mos. Ended 6/30 2002) 0.297 0.598 0.106 Communications 29.7% ($15.3M) Imaging 10.6% ($5.5M) Defense Systems 59.8% ($30.8M) FY03 $51.5M: Communications Defense Systems Group Imaging Group Revenue (9 Mos. Ended 6/30 2002) 0.61 0.28 0.11 FY03 $6.4M: Communications 61% ($3.9M) Imaging 11% ($0.7M) Defense Systems 28% ($1.8M) FORECAST FORECAST

Operating Results 2001 2002 2003 2004 2005 16.4 32.29 51.5 67.1 81.8 Revenue ($MM) Year ended September 30 Consensus Estimates 2001 2002 2003 2004 2005 0.3 0.52 0.61 0.77 1.05 EPS Year ended September 30 2001 2002 2003 5.9 29.57 55 Backlog ($MM) Year ended September 30 Consensus Estimate Consensus Estimates

Revenue and EBIT Margins Revenue $MM EBIT Margin 2001 2002 2003 2004 2005 East 16.4 32.3 51.5 67.1 81.8 West 0.109 0.113 0.116 0.123 0.14 Year ended September 30 Consensus Estimates 14% 12% $81.8

Gross Margins 2001 2002 2003 2004 2005 0.284 0.23 0.239 0.246 0.263 Year ended September 30 Consensus Estimates

Capitalization

Revenue Defense Systems Group Communications Group Imaging Group Total Revenue Cost of Revenue Gross Profit Operating Expenses EBITDA Operating income (loss) Interest expense (income), net Other income (expense) Pretax income (loss) Income Tax Expense (benefit) Net income before extraordinary items Extraordinary items, net Net income (loss) Weighted average diluted shares Diluted EPS - pro forma Diluted EPS - reported Consensus Pro forma Performance SenSyTech - STST FY03(E) $29.0 13.6 5.6 48.2 36.1 12.1 6.5 6.7 5.6 (0.1) 0.0 5.7 2.3 3.4 0.0 3.4 6.4 0.52 0.52 FY04(E) $35.3 17.9 7.1 60.3 43.8 16.4 8.7 8.8 7.7 (0.1) 0.0 7.9 3.2 4.7 0.0 4.7 6.7 0.69 0.69 12/11/02 FY03(E) $30.8 15.3 5.5 51.5 39.2 12.3 5.9 7.6 6.4 (0.1) 0.0 6.5 2.6 3.8 0.0 3.8 6.2 ..57 ..61 FY04(E) $40.4 20.1 6.6 67.1 50.6 16.5 8.1 9.6 8.4 (0.2) 0.0 8.6 3.5 5.1 0.0 5.1 6.6 ..77 ..77 05/14/03 FY03(E) $31.2 13.9 5.3 50.3 37.8 12.5 6.7 6.9 5.9 (0.1) 0.0 6.0 2.4 3.5 0.0 3.5 6.3 ..55 ..55 FY04(E) $40.8 18.3 6.7 65.8 48.5 17.3 9.2 9.2 8.1 (0.2) 0.0 8.3 3.4 5.0 0.0 5.0 6.6 ..75 ..75 12/20/02

Investment Highlights Investment Dynamics for STST

Product Life-Cycle/ Technology Refresh Customer Defined Need Engineering/ Design Prototype Test Limited Production Full Production Deployment/ Use User Required Product Improvement/ Enhancement STST IR&D Adds Proprietary Value

Growth Strategies Maintaining and Expanding Existing Customer Base Expanding International Opportunities Targeting High Growth Segments of the Market Electronic Intelligence Gathering Electronic Warfare Defense Electronics Pursuing Strategic Acquisitions Leveraging Customer Funded R&D "Next Generation" Products Provide a Sole / Single Source Solution to Demonstrated Customer Need

Investment Highlights - "STST" Growing End Markets DoD procurement spending increasing in our markets Homeland Defense applications across all three segments Expanding penetration in international markets (17% of Rev. for FY02) Leading Supplier Of Communications Exploitation Equipment To Intelligence Customers 29% of revenues from classified programs 60% of employees hold security clearances 20% of employees hold Top Secret / Sensitive Compartmented Information clearances Significant Installed Base - Visibility Into Future Programs 76.8% of revenue generated as prime contractor 69.8% of revenue generated from sole / single-sourced contracts Proprietary technology / We retain the intellectual property Profitable Operating History Rapidly Growing Backlog ($29.5M at 03.31.03)

Significant Considerations Experienced Management Team Proven Track Record Profit Focus Attractive Markets Homeland Security Focused Product Lines Shareholder Oriented Management Team Investors Officers & Directors 1,775,000 28% Float 4,669,000 72% TOTAL 6,444,000 100% Strong Focus on "Old Economy" Values Growth Performance Cash Flow

In the News.... 50 Small-Cap Stocks to Watch - Fortune Magazine Gurus Set Their Radars on Sensytech - Forbes Magazine, May 6, 2003 CAT-Scanning Iraq - The Huber Mills, Digital Power Report April 2003 Post 200: Top 125... - Washington Post Nasdaq 100 - Investor's Business Daily, July 2003